SCHEDULE 14A
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  x
Filed by a Party other than the Registrant  o

Check the appropriate box:
o  Preliminary Proxy Statement   o Confidential, for Use  of the
o  Definitive Proxy Statement      Commission Only (as permitted
x  Definitive Additional Materials        by Rule 14a-6(e)(2))
o  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              AMERICAN INDUSTRIAL PROPERTIES REIT
        (Name of Registrant as Specified in Its Charter)

                         Not Applicable
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
o    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),  or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
o    $500  per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
o    Fee  computed  on table below per Exchange  Act  Rules  14a-
     6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to
          Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

x     Fee paid previously.


o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:




(AMERICAN INDUSTRIAL PROPERTIES REIT LETTERHEAD APPEARS HERE)


                                             December 4, 1995


Dear Fellow Shareholders:


      In the course of our litigation with The Manufacturers Life
Insurance Company ("MLI"), the Trust has learned information that we believe is important that you consider in evaluating Koether's latest hostile campaign to seize control of the Trust.

             KOETHER'S HIDDEN AGENDA...REVEALED!

      Testimony under oath from MLI's officers in connection with the Trust's litigation has revealed a startling fact -- according to this testimony, Paul Koether met with and participated in undisclosed discussions with MLI in an attempt to purchase the Trust's $45 million unsecured notes at a discount! Incredibly, this testimony revealed that Koether was engaged in these clandestine discussions around the same time that he was trying to get his nominees elected as Trust Managers last year -- AND
KOETHER HAS NEVER PUBLICLY DISCLOSED THESE DISCUSSIONS TO THE TRUST OR ITS SHAREHOLDERS! In our judgement, this is clearly outrageous conduct for someone attempting to become a fiduciary to the Trust.

     WHY  DID  KOETHER KEEP THESE DISCUSSIONS WITH MLI  FROM  THE
     TRUST AND ITS SHAREHOLDERS?

     WHAT  OTHER  UNDISCLOSED TRANSACTIONS DOES KOETHER  HAVE  IN
     MIND FOR YOU AND THE TRUST?


 JONATHON TRATT AND BLACK BEAR REALTY?  REAL ESTATE EXPERTS?

     Koether has announced that he has secured the support of two "major" shareholders -- Jonathon Tratt and Black Bear Realty, Ltd. Interestingly, Tratt and Black Bear's major principal, Richard Osborne, have several things in common with Koether:

     Tratt,   Osborne  and  Koether  are  hardly  long-standing
  shareholders.    Both   Tratt   and   Osborne    purchased    a
  significant majority of their shares within the past year.

     In addition to Koether's secret discussions with MLI, the Trust has been informed that Tratt and associates of Black Bear have also had discussions with MLI regarding the purchase of the MLI notes.

     Both Tratt and Osborne have in the past proposed to the Trust what we believe are self-serving transactions that are clearly not in the best interests of the Trust and its shareholders.

      In  addition,  Osborne through Black  Bear  and  a  related entity,  have recently engaged in similar hostile actions against
two   other  REITS  --  First  Union  Real  Estate  and  Mortgage
Investments and Prudential Realty Trust.

       We   also  question  the  basis  on  which  Koether  could
characterize either Tratt or Black Bear as "real estate experts."

      Koether, Osborne and Tratt. Do these men deserve your trust?

             PUBLIC STORAGE SUPPORTS MANAGEMENT

      A major shareholder in the Trust, Public Storage, Inc., has announced it intends to vote its 422,000 shares FOR Mr. Bricker and Mr. Wolcott as Trust Managers and against Koether and Pure World's nominees and against the Bylaw amendments proposed by Koether and Pure World.

      Unlike  Koether,  Tratt and Black Bear, we  believe  Public
Storage truly qualifies as a real estate expert. Public Storage is a NYSE-listed REIT with total assets of $1.8 billion and is considered a leading REIT in the self-storage industry.

      We urge you to vote the TRUST'S BLUE PROXY CARD and once again reject Koether's attempts to seize control of the Trust. If you have further questions, please feel free to call us at our toll free number 1-800-550-6053, and ask to speak with me. I will look forward to your call.


Very truly yours,
AMERICAN INDUSTRIAL PROPERTIES REIT

/s/Charles W. Wolcott
Charles W. Wolcott
President and CEO




                          IMPORTANT

1.    Be  sure  to  vote  only on the TRUST'S  BLUE  PROXY  CARD.
  WE  URGE  YOU  NOT  TO SIGN ANY WHITE PROXY CARDS  YOU  RECEIVE
  FROM PURE WORLD, PAUL KOETHER, OR THEIR ASSOCIATES.

2. If your shares are held in "street name" only your broker or banker can vote your shares and only upon receipt of your specific instructions. Please return the TRUST'S BLUE PROXY CARD in the envelope provided or contact the person responsible for your account and instruct that individual to vote the TRUST'S BLUE PROXY CARD on your behalf today.

3.    If  you  have executed Pure World's white proxy  card,  you have every right to change your vote by signing, dating and returning the TRUST'S BLUE PROXY CARD. Any proxy may be revoked by a later-dated proxy. Only your latest-dated proxy will count at the Annual Meeting of Shareholders.

4.    If  you  have  any questions or need assistance  in  voting
  your   shares,  please  feel  free  to  contact   me,   Charles
  Wolcott,  at our toll-free number, 1-800-550-6053,  or  contact
  Corporate Investor Communications at 1-800-346-7885.

5. If you wish to vote on Pure World's proposal to amend the Bylaws, you may do so on the TRUST'S BLUE PROXY CARD.

6. If you do not indicate how your shares should be voted, the proxy will be voted AGAINST Pure World's proposal and in the discretion of the proxies with respect to all other matters that may properly come before the meeting.


                        (PROXY CARD)


               AMERICAN INDUSTRIAL PROPERTIES REIT
   This Proxy is Solicited on Behalf of the Trust Managers of
               American Industrial Properties REIT
           Annual Meeting to be held December 13, 1995

P         The undersigned hereby appoints William H. Bricker and
R     Charles W. Wolcott, and each of them, as Proxies, each
O    with the power to appoint his substitute, and hereby
X    authorizes them to represent and vote all of the
Y undersigned's Shares of Beneficial Interest in the Trust, held of record on November 9, 1995, at the Annual Meeting of Shareholders to be held on December 13, 1995 or at any postponements or adjournments thereof, on the proposals set forth on the reverse side, as directed.

          This Proxy, when properly executed, will be voted in the manner described above. If no direction is made, the Proxy will be voted FOR the first and second proposals and AGAINST the third proposal. The Proxies will vote with respect to the fourth proposal according to their best judgment. Please sign exactly as your name appears on your Share certificate. When Shares are held in more than one name, all parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.
                                            SEE REVERSE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE

-----------------------------------------------------------------

[ X ]     Please mark votes as in this example.

1.   Election of Trust Managers*        FOR       WITHHELD
Nominees:  William H. Bricker and       /  /      /  /
          Charles W. Wolcott

/   / * To withhold authority to vote for either of the above
nominees, write that nominee's name on the line above.

2.   Ratification of the selection of   FOR  AGAINST   ABSTAIN
     Ernst & Young as independent       /  / /  / /  /
     auditors.

3.   Amendments of the Bylaws           AGAINST   FOR  ABSTAIN
(i)to require the vote of a majority    /  / /  /      /  /
of outstanding shares to amend the Bylaws,
to elect Trust Managers, and to fill Trust
Manager vacancies by Shareholders; (ii)to    (Instruction: To
eliminate any notice requirements for        vote against any of
shareholder proposals, including the         the proposed Bylaws,
nomination of Trust Managers; (iii)to        you must vote
require an incumbent Trust Manager who       against all).
fails to receive a plurality of votes cast at a meeting to resign after electing as a successor the nominee who received a plurality;
and(iv)to permit a holder of 9% of the outstanding shares to call a shareholders meeting.

4.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
     SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL
     MEETING OR ANY POSTPONEMENT OR ADJOURNMENTS THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         /  /

By signing and returning this Proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement delivered herewith.


Signature:  ________________________Date____________________

Signature: _________________________Date____________________

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE
ENCLOSED ENVELOPE.